UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.            )

Filed by the Registrant:   ☒
Filed by a Party other than the Registrant:   ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

ZION OIL & GAS, INC.
______________________________________________________
(Name of Registrant as Specified In Its Charter)

______________________________________________________
(Name of Person(s) Filing Proxy Statement,
if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Subject: ZION OIL & GAS, INC. - IMPORTANT MESSAGE

Dear Shareholder

PLEASE VOTE YOUR ZION SHARES

AS SOON AS POSSIBLE

The Zion shareholders (of which you are one) own Zion Oil & Gas, Inc.

But management can only manage Zion effectively if you support us by voting your shares.

If you have already voted... thank you!

But if you haven't voted... please take action:

If you received a Proxy voting form:

You can vote by internet, by telephone or by faxing to 214-221-6510 or 469-916-2366.

(If you have lost your proxy that was sent to you, please contact Zion on telephone number: 214-221-4610 and we will provide you with a substitute proxy.)

If you hold your shares in a brokerage account:

Please contact your broker and ask how you can vote your Zion Oil & Gas (ticker: ZN) stock. If they aren't too helpful, please insist... it is your right.

Thank you for your help and support!

Shalom

...Richard Rinberg

CEO Zion Oil & Gas, Inc.

www.zionoil.com